Acquisition	6 Months Ended
Jun. 30, 2012
Acquisition [Abstract]
Acquisition

(13) Acquisition

As more fully discussed in the 2011 Annual Report, in November 2011, the Company acquired a majority interest in WBI OBS Financial, LLC (WBI), a company formed to concurrently acquire OBS Holdings, Inc. (OBS). As of June 30, 2012, the Company had not completed its comprehensive analysis of the fair value of assets acquired and liabilities assumed. The Company is in the process accumulating additional internal and market data not available at the time of the acquisition. The Company expects to complete its analysis in 2012. There has been no change to the acquisition-related financial information presented in the 2011 Annual Report.